OTHER PAYABLES AND ACCRUALS (Tables)	12 Months Ended
Dec. 31, 2022
OTHER PAYABLES AND ACCRUALS
Summary of other payables and accruals

Other payables and accruals consist of the following:

	At December 31,
In thousands of USD	2021	2022
Payables for surtaxes	8,184	8,928
Accrued operating expenses	2,108	5,539
Payables for staff-related costs	5,839	2,182
Deposit from hosting customers	—	2,911
Restoration provision for leasehold land	—	1,343
Others	1,127	1,273
Total	17,258	22,176